UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 16, 2008 (December 12, 2008)
Date of Report (Date of earliest event reported)

CELLYNX GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-27147	95-4705831
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

25910 Acero, Suite 370 Mission Viejo, California 92691
(Address of principal executive offices)

(916) 305-5290
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)           Resignation of Officer

Effective December 12, 2008, Tareq Risheq resigned as the Company’s Chief Strategy Officer. There were no disagreements between Mr. Risheq and the Company regarding any matter relating to the Company’s operations, policies, practices or otherwise.

Mr. Risheq remains a director of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELLYNX GROUP, INC.
(Registrant)

Date: December 16, 2008	/s/ Daniel R. Ash
Name: Daniel R. Ash
Title: Chief Executive Officer